SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                     SEPTEMBER 17, 2003 (SEPTEMBER 16, 2003)
                       -----------------------------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE.
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On September 16, 2003, NTL Incorporated issued a media release announcing that it has appointed Charles Gallagher as a Non-Executive Director.

The full text of the Media Release is attached to this report as Exhibit 99.1.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NTL INCORPORATED
                                      (Registrant)

                                   By:  /s/ Scott E. Schubert
                                       ---------------------------------
                                 Name:  Scott E. Schubert
                                Title:  Chief Financial Officer


Dated: September 17, 2003

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
-------

 99.1   Media Release issued September 16, 2003

                                                                   EXHIBIT 99.1

New York, New York, September 16, 2003 (NASDAQ: NTLI)


    NTL INCORPORATED APPOINTS CHARLES GALLAGHER AS NON-EXECUTIVE DIRECTOR


NTL Incorporated (NASDAQ: NTLI) announced today that it has appointed Charles Gallagher as a Non-Executive Director.

Charles Gallagher is currently Chief Financial Officer of Viewpointe Archive Services, a joint venture between Bank of America, J.P. Morgan Chase & Co., U.S. Bancorp, SunTrust Banks, Inc. and IBM, having joined the company in September 2001. Viewpointe is the largest provider of digital check imaging and archiving in the United States, with over 29 billion items loaded since inception.

Prior to Viewpointe, Charles served as Chief Financial Officer of Tradeout Inc., an online business-to-business exchange, owned by GE Capital, Ebay Inc. and Benchmark Venture Capital. At Tradeout, he provided financial leadership and coordinated private financing in excess of $50 million. Previously, he served as Vice President and Controller of Baan Company, a business management software provider with dual headquarters in Amsterdam and Virginia.

From 1985 - 1999 Charles held a number of international finance positions with IBM Corporation, including Chief Financial Officer of the small and medium business segment of IBM North America, where he was responsible for all operations and financial management of this entity.

Jim Mooney, Chairman of NTL said, "Charles is an excellent addition to the NTL Inc. board. His depth of financial knowledge and track record of delivering solid results, as well as his leadership experience in technology growth sectors, will serve us well as we continue to deliver profitable growth and service excellence."

                               - Ends -




SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated, budgeted, whether expressed or implied, by such forward-looking statements. Such factors include the following: general economic and business conditions and other matters.


For further information, please contact:

Investor Relations:
Virginia Ramsden, +44 (0)20 7967 3338, or via e-mail at
  investorrelations@ntl.com
  -------------------------

Media:
Alison Kirkwood, +44 (0)1256 752 662 / (0)7788 186 154
Justine Parrish, +44 (0)20 7746 4096 / (0)7966 421 991

Buchanan Communications:
Richard Oldworth or Jeremy Garcia, +44 (0)20 7466 5000


More on NTL:

o NTL Incorporated (NASDAQ: NTLI) offers a wide range of communications services to residential and business customers throughout the UK and Ireland.

o NTL's fibre-optic broadband network passes 8.4 million homes in the UK including London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL Ireland has an extensive network using fibre-optic, broadband coax & copper, broadcast, satellite and radio technologies to provide services to its 370,000 customers in Dublin, Galway and Waterford.

o An online media centre is available at www.ntl.com/mediacentre featuring recent press releases, fact sheet, photography and logos.